                                                                 EXHIBIT (10)(b)

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 14 to Registration Statement No. 33-45380 of ML of New York Variable Annuity Separate Account B on Form N-4 of our reports on (i) ML Life Insurance Company of New York dated February 28, 2000, and (ii) ML of New York Variable Annuity Separate Account B dated February 14, 2000, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.



            /s/ DELOITTE & TOUCHE LLP

New York, New York


April 24, 2000